================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2007

                         WIRELESS XCESSORIES GROUP, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                       0-27996                  133835420
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                1840 County Line Rd. Huntingdon Valley, PA 19006
          (Address of principal executive offices, including zip code)

                                  215-322-4600
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
================================================================================

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure".

On November 13, 2007 Wireless Xcessories Group, Inc. issued a press release announcing Third Quarter Results. A copy of Wireless' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Exhibit Index

EXHIBIT
NUMBER      EXHIBIT DESCRIPTION
------      -------------------
99          Press release, dated: November 13, 2007, issued by Wireless
            Xcessories Group, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Wireless Xcessories Group, Inc.


Date: November 14, 2007                   By: /s/ Ronald E. Badke
                                              -------------------------------
                                              Ronald E. Badke
                                              CFO and Secretary